UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 20, 2005

JPMORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-12.1: COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
EX-12.2: COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES AND PREFERRED STOCK DIVIDEND REQUIREMENTS
EX-99.1: EARNINGS RELEASE
EX-99.2: EARNINGS RELEASE FINANCIAL SUPPLEMENT

Item 2.02. Results of Operations and Financial Condition

On July 20, 2005, JPMorgan Chase & Co. (“JPMorgan Chase”) reported 2005 second quarter net income of $1.0 billion, or $0.28 per share, compared to a net loss of ($0.5) billion, or ($0.27) per share, for the second quarter of 2004. A copy of the 2005 second quarter earnings release is attached hereto as Exhibit 99.1, and a copy of the earnings release financial supplement is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description of Exhibit

12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges

12.2	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

99.1	JPMorgan Chase & Co. Earnings Release — Second Quarter 2005 Results

99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement — Second Quarter 2005

The earnings release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s results to differ materially from those described in the forward-looking statements can be found in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, and in the 2004 Annual Report on Form 10-K for the year ended December 31, 2004, of JPMorgan Chase filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Joseph L. Sclafani
Joseph L. Sclafani

Executive Vice President and Controller [Principal Accounting Officer]

Dated: July 20, 2005

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges

12.2	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

99.1	JPMorgan Chase & Co. Earnings Release — Second Quarter 2005 Results

99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement — Second Quarter 2005

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